EXHIBIT 23.1


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of our report dated March 31, 2005 with respect to the consolidated financial statements of Leisure Direct, Inc. for the years ended
December 31, 2004 and 2003.

                                /s/Rosenberg Rich Baker Berman & Co.
                                -----------------------------------
                                Rosenberg Rich Baker Berman & Co.
                                Certified Public Accountants
Bridgewater, New Jersey
December 14, 2005